UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  July 17, 2007
                                                       -------------------------


                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


                 000-31951                               35-1594017
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         (Commission File Number)             (IRS Employer Identification No.)


         210 East Kirkwood Avenue
             Bloomington, IN                                       47408
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 (Address of Principal Executive Offices)                       (Zip Code)


                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            On July 17, 2007, Monroe Bancorp issued a press release setting forth second quarter and year-to-date 2007 earnings and a financial summary containing quarterly financial data, a copy of which is filed herein as Exhibit 99.1 for reporting under Item 2.02.

            The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filing of Monroe Bancorp under the Securities Act of 1933.

            In January 2003, the United States Securities and Exchange Commission ("SEC") issued Regulation G, "Conditions for Use of Non-GAAP Financial Measures." A non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position, or cash flow that excludes (includes) amounts or adjustments that are included (excluded) in the most directly comparable measure calculated in accordance with generally accepted accounting principles ("GAAP"). Regulation G requires companies that present non-GAAP financial measures to disclose a numerical reconciliation to the most directly comparable measurement using GAAP as well as the reason why the non-GAAP measure is an important measure.

            Management has used the following non-GAAP financial measures in this press release:

            o The net interest margin is being presented on a tax-equivalent basis in the financial summary and earnings release. Management believes changes in tax-equivalent rates and margins are relevant because they directly relate to changes in after-tax net income.

            o Noninterest income and noninterest expense are reported without the effect of items related to a rabbi trust which is a non-GAAP financial measure. Noninterest income includes realized and unrealized securities gains and losses and capital gain dividends on trading securities (mutual funds) held in a grantor trust ("rabbi trust") in connection with the Company's Directors' and Executives' Deferred Compensation Plans. These securities are held as trading securities, hence, unrealized gains and losses are recognized on the income statement. Any unrealized or realized losses on securities held in the rabbi trust net of any dividend, interest or capital gain dividend income earned on the securities in the rabbi trust (included in net interest income) are directly offset by a decrease to directors' fee/deferred executive compensation expense (included in other expense), and conversely, any net realized or unrealized gains combined with interest, dividends and capital gain dividends earned on the securities in the trust are directly offset by an increase to directors' fee/deferred executive compensation expense. These offsets are included in the line item identified in the consolidated financial statements as "Appreciation (depreciation) on directors' and executives' deferred compensation plans." The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if the items related to the rabbi trust are removed.

Item 9.01         Financial Statements and Exhibits.

      (d) Exhibits

      99.1 Press Release issued by Monroe Bancorp July 17, 2007

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 17, 2007

                                                MONROE BANCORP


                                                /s/ Gordon M. Dyott
                                                -------------------
                                                Gordon M. Dyott
                                                Executive Vice President,
                                                Chief Financial Officer